Exhibit 10.1

SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is entered into as of March 9, 2015 by and among Ensco plc, an English public limited company (the “Parent”), Pride International Inc., a Delaware corporation and indirect wholly-owned Subsidiary of the Parent (jointly, the “Borrowers”), the undersigned Banks party hereto, Citibank, N.A., as administrative agent (the “Administrative Agent”), and the Issuing Banks party hereto.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Issuing Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2013 (as amended by the First Amendment dated as of September 30, 2014 and as same may be further amended, restated, increased and extended, the “Credit Agreement”; capitalized terms used herein that are not defined herein and are defined in the Credit Agreement are used herein as defined in the Credit Agreement); and

WHEREAS, the Borrowers have requested that the Banks, the Administrative Agent and the Issuing Banks modify the Credit Agreement and change certain terms thereof, and the Administrative Agent, the Issuing Banks and the Banks party hereto, which are the Majority Banks, have agreed to do so subject to the terms and conditions of this Second Amendment; and

WHEREAS, the Borrowers, the Administrative Agent, the Banks, and the Issuing Banks party hereto wish to execute this Second Amendment to evidence such agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Banks, and the Issuing Banks party hereto hereby agree as follows:

Section 1.                                           Amendment to Credit Agreement.

(a)                                 Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 6.01                Consolidated Debt Ratio. Permit at any time the ratio of (a) Consolidated Debt to (b)  the sum of Consolidated Debt plus Consolidated Shareholders’ Equity, to be greater than 60%.

Section 2.                                           Representations True; No Default.  Each of the Borrowers represents and warrants that:

(a)                                 this Second Amendment has been duly authorized, executed and delivered on its behalf, and the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents to which it is a party, constitute the legal, valid and binding obligations of such

Borrower, enforceable against such Borrower in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;

(b)                                 the representations and warranties of such Borrower contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects); and

(c)                                  after giving effect to this Second Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

Section 3.                                           Effectiveness.  This Second Amendment shall become effective as of 12:01 a.m. Eastern Standard Time on the date when the Administrative Agent (or its counsel) has received counterparts of this Second Amendment duly and validly executed and delivered by duly authorized officers of each Borrower, the Administrative Agent, and the Majority Banks.

Section 4.                                           Miscellaneous Provisions.

(a)                                 From and after the execution and delivery of this Second Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.

(b)                                 The Credit Agreement and this Second Amendment shall be read and construed as one and the same instrument.

(c)                                  Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Second Amendment.

(d)                                 This Second Amendment is a Loan Document for purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Second Amendment may be a Default or an Event of Default under the Loan Documents.

(e)                                  This Second Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(f)                                   This Second Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(g)                                  The headings herein shall be accorded no significance in interpreting this Second Amendment.

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Section 5.                                           Binding Effect.  This Second Amendment shall be binding upon and inure to the benefit of the Borrowers, the Banks, the Issuing Banks and the Administrative Agent and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights hereunder or any interest herein.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

ENSCO PLC

By:	/s/ J.W. Swent, III
Name:	J.W. Swent, III
Title:	Executive Vice President and Chief Financial Officer

PRIDE INTERNATIONAL, INC.

By:	/s/ David A. Armour
Name:	David A. Armour
Title:	President

Signature Page to Second Amendment (Ensco)

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

BANKS AND ISSUING BANKS:

CITIBANK, N.A., as a Bank and an Issuing Bank

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

Signature Page to Second Amendment (Ensco)

DNB CAPITAL LLC, as a Bank

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Colleen Durkin
Name:	Colleen Durkin
Title:	Senior Vice President

DNB BANK ASA, NEW YORK BRANCH, as an Issuing Bank

By:	/s/ Barbara Gronquist
Name:	Barbara Gronquist
Title:	Senior Vice President

By:	/s/ Colleen Durkin
Name:	Colleen Durkin
Title:	Senior Vice President

Signature Page to Second Amendment (Ensco)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

Signature Page to Second Amendment (Ensco)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank and an Issuing Bank

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ John S. McGill
Name:	John S. McGill
Title:	Director

Signature Page to Second Amendment (Ensco)

HSBC BANK USA, NA, as a Bank and an Issuing Bank

By:	/s/ Steven Smith
Name:	Steven Smith
Title:	Director
#20290

Signature Page to Second Amendment (Ensco)

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

Signature Page to Second Amendment (Ensco)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

Signature Page to Second Amendment (Ensco)

MIZUHO BANK, LTD., as a Bank

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Second Amendment (Ensco)

BNP PARIBAS, as a Bank

By:	/s/ Ann Rhoads
Name:	Ann Rhoads
Title:	Managing Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Vice President

Signature Page to Second Amendment (Ensco)

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Second Amendment (Ensco)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By:	/s/ Damodar Menon
Name:	Damodar Menon
Title:	Executive Director

Signature Page to Second Amendment (Ensco)

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to Second Amendment (Ensco)

STANDARD CHARTERED BANK, as a Bank

By:	/s/ Steven Aloupis
Name:	Steven Aloupis
Title:	Managing Director

By:	/s/ Hsing H. Huang
Name:	Hsing H. Huang
Title:	Associate Director Standard Chartered Bank NY

Signature Page to Second Amendment (Ensco)

BANK OF CHINA, NEW YORK BRANCH, as a Bank

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

Signature Page to Second Amendment (Ensco)